Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 004 [Member]
EBP, Tax Status [Line Items]
Income Tax Status

5. Income Tax Status

The Plan uses a prototype plan and trust document created by the Vanguard Group. The Vanguard Group received an Opinion Letter from the IRS dated June 30, 2020, informing it that the prototype plan and trust document are qualified and exempt under Section 401(a) of the Internal Revenue Code (“IRC”). Although the Plan has been amended since receiving the Vanguard Group opinion letter, management of the Company and the Plan Administrator believe the Plan is designed, and is currently being operated, in compliance with the applicable requirements of the IRC. Therefore, the Company and the Plan Administrator believe that the Plan is qualified, and the related trust is tax-exempt.

GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan Administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.